SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 25, 1995 (May 17, 1995)

                             Eljer Industries, Inc.
               (Exact name of registrant as specified in charter)



    Delaware                          1-10181                      75-2270874
(State or other                  (Commission File                (IRS Employer
jurisdiction of                       Number)                    Identification
incorporation)                                                        No.)


  17120 Dallas Parkway, Dallas, Texas                                75248
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number,
including area code:      (214) 407-2600



                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5  Other Events

         On May 17, 1995, Eljer Industries, Inc. (the "Company") reported that the United States Bankruptcy Court for the Eastern District of Texas (the "Bankruptcy Court"), which is presiding over the Chapter 11 case of its indirect, wholly-owned subsidiary, United States Brass Corporation ("U.S. Brass"), denied approval of the proposed disclosure statement filed by U.S. Brass with respect to its proposed reorganization plan. In separate action, the Bankruptcy Court also continued until June 6 the hearing to consider objections to the proposed disclosure statement filed by the Official Polybutylene Claimant's Committee in connection with its proposed plan of reorganization for U.S. Brass. The press release dated May 17, 1995, describing the above is filed as an exhibit hereto and is incorporated by reference herein.

Item 7  Exhibits

         Press  release  dated  May  17,  1995   describing  the  United  States
Bankruptcy Court's ruling denying approval of the U.S. Brass disclosure statement.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ELJER INDUSTRIES, INC.



Date:    May 25, 1995                           By   /s/Henry W. Lehnerer
     -------------------                          --------------------------
                                                  Henry W. Lehnerer
                                                  Vice President - Finance &
                                                  Chief Financial Officer

                                 EXHIBIT INDEX




EXHIBIT NO.

     99 Press release dated May 17, 1995 describing the United States Bankruptcy Court's ruling denying approval of the U.S. Brass disclosure statement.